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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported): JUNE 23, 2003
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                            MCK COMMUNICATIONS, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                  000-27703             06-1555163
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    (State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)                  File Number)       Identification No.)


                117 KENDRICK STREET, NEEDHAM, MASSACHUSETTS 02494
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 454-6100
       ------------------------------------------------------------------
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

      99.1 Press Release dated June 23, 2003 of MCK Communications, Inc. as to financial results for the quarter ended April 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On June 21, 2003, MCK Communications, Inc., a Delaware corporation, issued a press release announcing its financial results for the quarter ended April 30, 2003. The full text of the press release is included as Exhibit 99.1 to this report.
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                                  EXHIBIT INDEX

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
Exhibit No.       Description of Exhibits
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
99.1              Press Release dated June 23, 2003 of MCK Communications, Inc.
                  as to financial results for the quarter ended April 30, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MCK COMMUNICATIONS, INC.


Date: June 23, 2003                                By:   /s/ Thomas Nolette
      ------------------------------                   -------------------------
                                                   Name:    Thomas Nolette
                                                   Title:   Acting CEO